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				UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 11, 2005
						       ----------------

			  OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	    OHIO                     0-5544                 31-0783294
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

		   9450 Seward Road, Fairfield, Ohio  45014
	    (Address of principal executive offices)  (Zip Code)

				(513) 603-2400
	     (Registrant's telephone number, including area code)

				Not Applicable
	 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. Entry into a Material Definitive Agreement
---------

In connection with the appointment of Michael E. Sullivan described in Item
5.02 below and incorporated by reference into this Item 1.01, Ohio Casualty Corporation (the "Corporation") will enter into a Change in Control agreement (the "Change in Control Agreement") with Mr. Sullivan. This Change in Control Agreement will be substantially in the form of the Amended Change in Control Agreement filed as exhibit 1(e) to the 2003 Form 10-K filed by the Corporation on March 12, 2004.



ITEM 5.02. Appointment of Principal Officer
---------

On January 11, 2005, Ohio Casualty Corporation ("the Corporation") issued a press release announcing the appointment of Mr. Sullivan as Senior Vice President of The Ohio Casualty Insurance Company.

Mr. Sullivan, who is 41, has served as Vice President of the Commercial Lines Division of The Ohio Casualty Insurance Company since December 2001. Prior to that time, Mr. Sullivan held several positions in the insurance industry, including divisional Vice President of the Great American Insurance Company.

There is no family relationship between Mr. Sullivan and any other executive officer or director of the Corporation, and there is no arrangement or understanding under which he was appointed other than as described in Item
1.01. There are no transactions to which the Corporation or any of its subsidiaries is a party and in which Mr. Sullivan has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Sullivan's appointment is attached as Exhibit 99 and hereby incorporated by reference into this Item 5.02.



ITEM 9.01. Financial Statements and Exhibits
---------

(c)  Exhibits

     Exhibit No.     Description
     -----------     -----------

	 99 Press release dated January 11, 2005, announcing the appointment of Michael E. Sullivan as Senior Vice President of The Ohio Casualty Insurance Company, and posted on the Corporation's website at
		     http://www.ocas.com.
		     -------------------



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				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					 OHIO CASUALTY CORPORATION
					 -------------------------
						(Registrant)







January 14, 2005                         /s/Debra K. Crane
					 --------------------------
					 Debra K. Crane, Senior Vice
					  President, General Counsel and
					  Secretary





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				Exhibit Index
				-------------

			 Current Report on Form 8-K
			   Dated January 11, 2005


Exhibit No.     Description
----------      -----------

    99 Press release dated January 11, 2005, announcing the appointment of Michael E. Sullivan as Senior Vice President of The Ohio Casualty Insurance Company, and posted on the Corporation's website at http://www.ocas.com.
					 -------------------




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